UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 South Boulder, Suite 1100
Tulsa, Oklahoma	74119-3295
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

99.1	Press Release issued July 29, 2003 regarding Syntroleum Corporation’s second quarter 2003 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by Syntroleum Corporation (“Syntroleum”) under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Syntroleum, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Syntroleum or any of its affiliates.

On July 29, 2003, Syntroleum reported second quarter 2003 earnings. For additional information regarding Syntroleum’s second quarter 2003 earnings, please refer to Syntroleum’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein. The Press Release contains certain measures (discussed below) that may be deemed “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached Press Release, Syntroleum discusses net loss, excluding a non-recurring revenue item relating to the conversion of a license agreement, an impairment of materials and the impact of Syntroleum’s DOE Catoosa Project on a total and per share basis for the quarter and six months ended June 30, 2003. This information is provided because management believes exclusion of the non-recurring revenue item, the impairment of materials and the impact of the DOE Catoosa Project will help investors compare results between two periods and identify trends that could otherwise be masked by the item. The most directly comparable GAAP financial measure, net loss, and information reconciling the GAAP and non-GAAP financial measures are included in the Press Release.

In the Press Release, we also discuss negative cash flow, excluding a private placement and a settlement of a note, for the six months ended June 30, 2003. This information is provided because management believes exclusion of the reimbursed expenses will help investors compare results between two periods and identify trends that could otherwise be masked by the reimbursement. The most directly comparable GAAP financial measure, net cash outflow, and information reconciling the GAAP and non-GAAP financial measures are included in the Press Release.

In the Press Release, we also discuss operating expenses, excluding reimbursed plant expenses relating to the DOE Catoosa Project, for the quarter ended June 30, 2003. This information is provided because management believes exclusion of the reimbursed expenses will help investors compare results between two periods and identify trends that could otherwise be masked by the reimbursement. The most directly comparable GAAP financial measure, operating expenses, and information reconciling the GAAP and non-GAAP financial measures are included in the Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: July 29, 2003	By:	/s/ Larry J. Weick
Larry J. Weick Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued July 29, 2003 regarding Syntroleum Corporation’s second quarter 2003 earnings